American Century World Mutual Funds, Inc. Summary Prospectus and Prospectuses Supplement International Value Fund ■ NT International Value Fund
Supplement dated March 21, 2020 Summary Prospectus dated April 1, 2019 (as supplemented August 1, 2019) and Prospectuses dated April 1, 2019

The following replaces the Portfolio Managers section on page 5 of the summary prospectus of International Value and page 4 of the NT International Value prospectus and page 5 of the International Value prospectus.
Portfolio Manager
Yulin Long, CFA, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2019.
Tsuyoshi Ozaki, Portfolio Manager, has been a member of the team that manages the funds since 2020.

The following replaces The Fund Management Team section on page 9 of the prospectuses.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Yulin Long
Dr. Long, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2019. She joined American Century Investments in 2005 and became a portfolio manager in 2013. She has a bachelor’s degree in finance from Beijing University, an M.Phil. in accounting from Hong Kong University of Science and Technology, and a Ph.D. in accounting from Stanford University. She is a CFA charterholder.
Tsuyoshi Ozaki
Dr. Ozaki, Portfolio Manager, has been a member of the team that manages the fund since 2020. He joined American Century Investments in 2017 as a portfolio manager. Prior to joining American Century Investments, he worked as a director at Axioma, Inc. from 2016 to 2017 and as an executive director at MSCI Inc. from 2013 to 2015. He has a bachelor’s degree in biophysics from Columbia University and a Ph.D. in neuroscience from Rockefeller University.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-96103 2003